EXHIBIT 10.1.2

Please read and complete this agreement and fax to
Avert.  If you are  dissatisfied  for any  reason,
notify Avert in writing within 30 days of the date
you signed this  agreement.  Your  account will be
closed and your  $50.00  set-up fee (less  charges
for  products  and  services   ordered)   will  be
refunded.

                                                          Avert Inc.
                                                          301 Remington Street
                                                          Fort Collins, CO 80524
                                                          888 606 7869
                                                          800 237 4011 FAX
                      Consumer Report User Agreement
                                                         YOUR CUSTOMER NUMBER IS
                                                         -----------------------
Business Name (User)____________________________________________________________
Address ________________________________________________________________________
Street         City                       State                Zip
Code
Main Contact Name ______________________________________________________________
                  First                     Last                       Title
Phone #__________________ Fax # ____________________ Email______________________
Second Contact Name (if applicable) ____________________________________________
                                   First           Last                Title
Phone #__________________ Fax # ____________________ E-mail ____________________
Billing Contact Name (if different from main contact) __________________________ Phone #__________________ Fax # ____________________ E-mail ____________________
1.  Please describe your company' s business.___________________________________
________________________________________________________________________________
2.  List approximate number of employees._______________________________________
3.  How long has your company been in business?_________________________________
4.  Is your company in a: ( ) Commercial ( ) Industrial ( )  Residential
   ( ) Other  (please explain) Building? _______________________________________
________________________________________________________________________________
5. Identify two principles (or owners) of your business, or if your company stock is traded on a recognized stock exchange,please provide the symbol and exchange.
--------------------------  --------------------------------------  ------------
Name                        Title                                   Phone
--------------------------  --------------------------------------  ------------
Name                        Title                                   Phone
--------------------------  -----------------------------------
Symbol                      Exchange
User certifies that the "Terms for Consumer Report User Agreement" have been read and agrees to the terms as written.
--------------------------------------------------------------------------------
User Authorized Signature                 Title                           Date
--------------------------------------------------------------------------------
Avert, Inc. Authorized Signature          Title                           Date

6. Select One Account Option: (Check appropriate box)
          __Basic Account __AVERTadvantage for $10/month __AVERTadvantage Online for $20/month
7. If you intend to use reports containing information obtained from credit bureaus, (i.e., Name Link, Instant Address Link, CreditLink, etc.) please provide a copy of ONE of the following items listed below: (Check appropriate box)
          __Sales Tax License __Business License __Articles of Incorporation

8. Select One Billing Option: (Check appropriate box)
__Bill $50.00 Set-up Fee to Credit Card (Net 30 days billing for all other charges)

__Direct Debit (Addendum required)
__Bill Any Charges from Avert to Credit Card on an Ongoing Basis
__Net 30 Days Billing Option

9. If paying set-up fee and/or other charges by credit card, please complete the following: (Visa, Mastercard and American Express accepted)

--------------------------------------------------------------------------------
Card Type   Credit Card Number    Expiration Date           Cardholder Name


Terms for Consumer Report User Agreement
This agreement by and between Avert, Inc. and the company named on the Consumer Report User Agreement Form (User) and/or its designated agent(s) consists of the following understandings and conditions:

USER CERTIFIES AND AGREES TO:
1. Use the services of and the reports received from Avert in strict compliance with all provisions of the Fair Credit Reporting Act (FCRA), Public Law 91-508 and the Americans with Disabilities Act (ADA 1990), and all other applicable federal and state laws and regulations including federal and state equal opportunity laws and regulations.

2. Review the Notice to Users of Consumer Reports: Obligations of Users under the FCRA at www.avert.com/fcra and perform legal obligations as set forth in said Notice.

3. Use the information provided by Avert for the User's exclusive use only, except to disclose said information to the subject of the report, and for employment purposes only, and only in accordance with applicable law.

4. Make a clear and conspicuous disclosure to the applicant or employee, in writing and in a separate document, that a consumer report may be obtained for employment purposes.

5. Make a clear and accurate disclosure to the applicant or employee if an investigative consumer report (reference check) will be obtained, including a statement informing the subject of the report that additional information is available if requested.

6. Obtain the proper written authorization from the applicant or employee for any consumer report prior to requesting any report.

7. Provide proper notice to the applicant or employee, a copy of the report obtained, and a Summary of Rights, as required by the FCRA, if an adverse decision regarding employment is going to be made due to information in any report obtained from Avert, Inc.

8.  Ensure  that   reports  will  be   requested   only  by  User's   designated
representatives and forbid employees from obtaining reports on themselves, associates or any other person except in the exercise of their official duties.

9. Recognize that information is obtained and managed by fallible sources, and that for the fee charged,Avert does not guarantee or insure the accuracy or the depth of information provided.

10. Assume responsibility for the final verification of the applicant's identity.

11. Base employment decisions or any actions on the User's lawful policies and procedures and recognize that Avert employees are not allowed to render any legal opinions regarding information contained in a consumer report.

12. Recognize that once Avert, Inc. has delivered your customer number to the main contact person listed on this agreement, that the security and dissemination of this unique customer number is the responsibility of the person signing this agreement. Avert will neither release information nor take orders for services unless the customer number is provided.

13. Pay for services based on a statement system similar to ones used by telephone companies.Terms are NET 30 days. Accounts in arrears will assume a finance charge of 2% per month or the highest lawful rate, whichever is less. If an account goes to collection, User agrees to pay all expenses, including reasonable legal fees.

14. Provide credit information on User as may be requested by Avert, Inc. during the course of this agreement.

15. Be aware that, if an account remains inactive for twelve consecutive months, it may be closed and a new User Agreement may be required to re-open the account.

16. Acknowledge that a facsimile of this agreement is as valid as an original.

17. Recognize that in order to remain in compliance with laws and regulations governing consumer reporting agencies Avert may make modifications to this agreement from time to time. These modifications may be mailed to the User and the User's use of Avert's services after the date specified in the communication will be construed as your agreement and implied consent to these modifications.

AVERT AGREES TO:
1. Comply with all applicable laws in the preparation and transmission of reports as defined in 15 USC-1681 et seq, regulated by the Federal Trade Commission.

2. Follow reasonable quality assurance procedures to assure maximum possible accuracy of information.

3. Re-verify at no cost any disputed report when either the User or the subject makes a request in accordance with applicable law. Avert's response shall be made in writing and delivered in a timely manner.

4. Maintain consumer report information and transaction details for a minimum of two years. During an inquiry, the subject of the report has the right to learn the name of the User ordering information and has the right to receive a copy of the report ordered by the User when a lawful request is made to Avert.

  5. Provide all information to the consumer as required by the Fair Credit Reporting Act.

 6. Maintain confidentiality of its data acquisition and verification methodology.

  7. Avert may, at its sole discretion, terminate service to any User.